August 23, 2013

TOUCHSTONE STRATEGIC TRUST

Touchstone Value Fund

Supplement to the Prospectus, Summary Prospectus and

Statement of Additional Information Dated October 30, 2012

Notice of Changes to the Touchstone Value Fund

At a meeting held on August 22, 2013 (the “Meeting”), the Board of Trustees (the “Board”) of Touchstone Strategic Trust (the “Trust”), including those Trustees who are not “interested persons” of the Trust as such term is defined in the Investment Company Act of 1940, as amended, unanimously approved a reduction in the advisory fee of the Touchstone Value Fund (the “Fund”).  Effective August 23, 2013 the Fund will pay its investment advisor, Touchstone Advisors, Inc., an advisory fee of 0.65% of the Fund’s average daily net assets.

Please contact your financial advisor or Touchstone Investments at 800.543.0407 if you have any questions.

P.O. Box 9878 • Providence, RI 02940-8078

Ph: 800.543.0407 • TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54BB-TST-TVLAX-S4-1210